Capital Group Global Growth Equity ETF
Investment portfolio
February 28, 2023
unaudited
Common stocks 96.11% Information technology 23.84%	Shares	Value (000)
Microsoft Corp.	324,056	$80,826
ASML Holding NV	121,638	75,135
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	561,860	48,921
Applied Materials, Inc.	182,064	21,147
Fiserv, Inc.[1]	129,174	14,867
Broadcom, Inc.	20,142	11,970
NVIDIA Corp.	40,883	9,491
Apple, Inc.	63,375	9,342
Hexagon AB, Class B	775,160	8,601
Keyence Corp.	18,100	7,829
MongoDB, Inc., Class A1	32,507	6,811
Network International Holdings PLC[1]	290,108	993
		295,933
Health care 21.00%
Novo Nordisk A/S, Class B	318,893	45,144
UnitedHealth Group, Inc.	69,115	32,895
ResMed, Inc.	111,211	23,688
DexCom, Inc.[1]	193,467	21,477
AstraZeneca PLC	138,247	18,092
Regeneron Pharmaceuticals, Inc.[1]	20,766	15,791
The Cigna Group	53,409	15,601
Pfizer, Inc.	365,024	14,809
Merck & Co., Inc.	126,633	13,453
EssilorLuxottica	70,844	12,319
Mettler-Toledo International, Inc.[1]	8,391	12,030
Eli Lilly and Company	35,448	11,032
Gilead Sciences, Inc.	123,569	9,951
Seagen, Inc.[1]	46,291	8,318
NovoCure, Ltd.[1]	78,604	6,050
		260,650
Consumer discretionary 16.55%
LVMH Moët Hennessy-Louis Vuitton SE	49,291	41,135
Chipotle Mexican Grill, Inc.[1]	27,277	40,672
Floor & Decor Holdings, Inc., Class A1	199,570	18,323
Renault SA1	366,500	16,463
Cie. Financière Richemont SA, Class A	99,271	14,940
MGM China Holdings, Ltd.[1]	9,636,988	11,737
Prosus NV, Class N	162,089	11,644
Booking Holdings, Inc.[1]	4,379	11,053
NIKE, Inc., Class B	85,391	10,144
Amazon.com, Inc.[1]	100,826	9,501
Wynn Macau, Ltd.[1]	4,935,600	5,099
IDP Education, Ltd.	264,026	5,099
Capital Group Global Growth Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Coupang, Inc., Class A1	327,858	$5,085
Melco Resorts & Entertainment, Ltd. (ADR)[1]	353,591	4,519
		205,414
Consumer staples 8.49%
British American Tobacco PLC	685,221	25,909
Philip Morris International, Inc.	213,691	20,792
Keurig Dr Pepper, Inc.	531,657	18,369
Nestlé SA	124,110	13,979
Altria Group, Inc.	290,448	13,486
Kweichow Moutai Co., Ltd., Class A	49,200	12,859
		105,394
Financials 8.33%
Tradeweb Markets, Inc., Class A	334,999	23,748
AIA Group, Ltd.	2,105,000	22,325
AXA SA	449,317	14,186
Kotak Mahindra Bank, Ltd.	537,211	11,237
Prudential PLC	585,312	8,938
Citigroup, Inc.	155,928	7,904
Société Générale	268,667	7,764
Ping An Insurance (Group) Company of China, Ltd., Class H	1,076,500	7,310
		103,412
Industrials 7.20%
Carrier Global Corp.	360,133	16,217
Boeing Company[1]	66,225	13,348
Caterpillar, Inc.	50,032	11,985
MTU Aero Engines AG	43,612	10,540
DSV A/S	51,865	9,441
Airbus SE, non-registered shares	64,086	8,407
Alliance Global Group, Inc.	33,039,000	7,509
NIBE Industrier AB, Class B	618,634	6,406
GT Capital Holdings, Inc.	592,970	5,560
		89,413
Energy 4.80%
Canadian Natural Resources, Ltd. (CAD denominated)	338,043	19,103
TotalEnergies SE	273,982	16,973
Cenovus Energy, Inc.	700,551	12,917
Reliance Industries, Ltd.	374,464	10,521
Gazprom PJSC[1,2]	36,932	—[3]
		59,514
Materials 3.24%
Sherwin-Williams Company	83,633	18,512
Linde PLC	42,194	14,699
Vale SA, ordinary nominative shares	431,723	7,036
		40,247
Capital Group Global Growth Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Communication services 2.66%	Shares	Value (000)
Alphabet, Inc., Class A1	270,022	$24,318
Meta Platforms, Inc., Class A1	49,780	8,709
		33,027
Total common stocks (cost: $1,113,742,000)		1,193,004
Preferred securities 2.59% Health care 1.65%
Sartorius AG, nonvoting non-registered preferred shares	48,128	20,494
Information technology 0.94%
Samsung Electronics Co., Ltd., nonvoting preferred shares	289,173	11,670
Total preferred securities (cost: $30,513,000)		32,164
Short-term securities 2.46% Money market investments 2.46%
Capital Group Central Cash Fund 4.66%[4,5]	304,918	30,492
Total short-term securities (cost: $30,486,000)		30,492
Total investment securities 101.16% (cost: $1,174,741,000)		1,255,660
Other assets less liabilities (1.16)%		(14,435)
Net assets 100.00%		$1,241,225
Investments in affiliates5

	Value of affiliate at 6/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 2/28/2023 (000)	Dividend income (000)
Short-term securities 2.46%
Money market investments 2.46%
Capital Group Central Cash Fund 4.66%[4]	$22,127	$142,078	$133,720	$1	$6	$30,492	$863
[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	Rate represents the seven-day yield at February 28, 2023.
[5]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Capital Group Global Growth Equity ETF — Page 3 of 5

unaudited
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Capital Group Global Growth Equity ETF — Page 4 of 5

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 28, 2023 (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$295,933	$—	$—	$295,933
Health care	260,650	—	—	260,650
Consumer discretionary	205,414	—	—	205,414
Consumer staples	105,394	—	—	105,394
Financials	103,412	—	—	103,412
Industrials	89,413	—	—	89,413
Energy	59,514	—	—*	59,514
Materials	40,247	—	—	40,247
Communication services	33,027	—	—	33,027
Preferred securities	32,164	—	—	32,164
Short-term securities	30,492	—	—	30,492
Total	$1,255,660	$—	$—*	$1,255,660
*	Amount less than one thousand.
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2023 Capital Group. All rights reserved.
ETGEFP3-305-0423O-S89732	Capital Group Global Growth Equity ETF — Page 5 of 5